SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) May 1, 2003
                                  -----------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On May 1, 2003, General Motors Corporation (GM) issued a news release announcing April sales. The release is as follows:


                GM Reports April Sales of 400,687, Down 9 Percent

Truck Sales Up 2 Percent Versus Year-Ago Levels; Large Pickups Up 12 Percent and Utilities Up 7 Percent
Luxury Vehicle Sales Strong; Saab Up 39 Percent and Cadillac Up 15 Percent


DETROIT - General Motors Corp. dealers sold 400,687 new cars and trucks in April in the United States. This is a 9 percent decline versus April 2002. GM's overall truck sales (244,965) were up 2 percent over a year ago, and car sales in April (155,722) were down 22 percent from the year-ago level.

"Both GM and the industry had a solid month in April, despite some hesitation in consumer attitudes," said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "Sales of GM luxury vehicles, large pickups and large utilities were strong even with the exceptionally competitive environment. In April, Saab was up 39 percent, Cadillac was up 15 percent and HUMMER sales continued to grow. Building on this performance and with the additional 15 new vehicle launches scheduled for this year, we expect continued improvement in our results over the course of the year."

GM Truck Sales

GM posted industry record April truck sales, up 2 percent from year-ago levels. It became the first manufacturer to sell more than 90,000 full-size pickups in the month of April, with 91,077 total sales, up 15.5 percent from last year. Chevrolet Silverado and GMC Sierra had strong sales, with increases of 14 percent and 15 percent, respectively, over last year.

GM also achieved industry record utility sales for April, with 102,504 total sales, a 9 percent improvement from year-ago levels. Full-size utilities were up 20 percent, driven by increases for Cadillac Escalade, GMC Yukon, and Chevrolet Tahoe.

GM Car Sales

GM luxury car sales improved 19 percent in April and were up 8 percent calendar year-to-date, driven by record April sales of Cadillac CTS and strong Saab 9-3 sales. Saab had record April sales, and calendar year-to-date was up 26 percent. Cadillac calendar year-to-date sales increased 18 percent.

Certified Used Vehicles

GM's industry-leading certified vehicle program had a record month in April with approximately 43,371 total certified used vehicle sales, including the Cadillac, Saturn and Saab certified brands. The previous record was 42,642 units in August 2002. The GM Certified Used Vehicle brand alone also posted record numbers, selling 36,423 vehicles, which is 39 percent higher than last year. "April was a fantastic month for our certified used vehicle program," Smith said. "As more dealers get involved in the program, and more consumers become aware of it, we continue to outpace the growth of the segment."

GM Announces April Production Results; 2003 Q2 GM North America Production Forecast Unchanged

In April, GM North America produced 461,000 vehicles (179,000 cars and 282,000 trucks) in North America, compared to 535,000 vehicles (235,000 cars and 300,000 trucks) produced in April 2002. (Production totals include joint venture production of 14,800 vehicles in April 2003 and 10,900 vehicles in April 2002.)

GM's 2003 second-quarter production forecast for North America remains unchanged at 1.39 million units (548,000 cars and 842,000 trucks). In the second quarter of 2002, GM North America built 1.553 million vehicles (688,000 cars and 865,000 trucks).

GM also announced current 2003 second-quarter production forecasts for its international regions:

GM Europe - The region's current second-quarter production forecast is 488,000 vehicles, down 4,000 vehicles from last month's forecast. GM Europe built 453,000 vehicles in the second quarter of 2002.

GM Asia Pacific - GM Asia Pacific's second-quarter forecast is 82,000 vehicles, up 1,000 vehicles from last month's forecast. GM Asia Pacific built 74,000 vehicles in the second quarter of 2002.

GM Latin America, Africa and the Middle East - The region's second quarter production forecast is 149,000 units, down 4,000 from last month's guidance. The region built 141,000 units in the second quarter of 2002.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs 349,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in more than 190 countries. In 2002, GM sold more than 8.5 million cars and trucks, nearly 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

                                      # # #

      Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

                                                     Calendar Year-to-Date
                                 April                   January - April
                      ---------------------------------------------------------
 Curr S/D:   26                            % Chg
 Prev S/D:   25         2003      2002    per S/D     2003       2002     %Chg
-------------------------------------------------------------------------------
Vehicle Total          400,687   422,089     -8.7   1,419,097  1,552,244  -8.6
-------------------------------------------------------------------------------
Car Total              155,722   191,176    -21.7     609,981    661,000  -7.7
-------------------------------------------------------------------------------
Truck Total            244,965   230,913      2.0     809,116    891,244  -9.2
-------------------------------------------------------------------------------
Light Truck Total      241,249   226,163      2.6     796,980    878,241  -9.3
-------------------------------------------------------------------------------
Light Vehicle Total    396,971   417,339     -8.5   1,406,961  1,539,241  -8.6
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                             Calendar Year-to-Date
                                 April                   January - April
                      ---------------------------------------------------------
                                           % Chg
                        2003     2002     per S/D    2003      2002      %Chg
-------------------------------------------------------------------------------
Buick                   25,389    35,153    -30.6     108,678    117,883  -7.8
Cadillac                17,955    15,013     15.0      64,215     54,776  17.2
Chevrolet              230,659   232,428     -4.6     774,049    882,029 -12.2
GMC                     50,037    45,372      6.0     158,066    172,497  -8.4
HUMMER                   2,883        55    ***.*      11,522        182 ***.*
Oldsmobile              10,080    14,044    -31.0      43,491     56,915 -23.6
Other - Isuzu            1,109     1,214    -12.2       3,965      4,331  -8.5
Pontiac                 36,625    50,252    -29.9     143,658    168,497 -14.7
Saab                     4,967     3,437     39.0      15,852     12,575  26.1
Saturn                  20,983    25,121    -19.7      95,601     82,559  15.8
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    150,745   187,690    -22.8     594,114    648,228  -8.3
-------------------------------------------------------------------------------
Light Truck            241,249   226,163      2.6     796,980    878,241  -9.3
-------------------------------------------------------------------------------

Twenty-six selling days for the April period this year and twenty-five for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motor by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   April 2003
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                         (1)      April                 January - April
                         ------------------------------------------------------
                                            %Chg
                          2003    2002    per S/D      2003       2002    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------

Century                  6,420    14,040    -56.0      38,249     41,072  -6.9
LeSabre                  8,982    10,889    -20.7      31,267     37,694 -17.1
Park Avenue              2,114     3,285    -38.1       8,257      9,475 -12.9
Regal                    2,004     2,171    -11.2       7,377      8,695 -15.2
Riviera                      0         0    ***.*           0          0 ***.*
      Buick Total       19,520    30,385    -38.2      85,150     96,936 -12.2
-------------------------------------------------------------------------------
Catera                      10        49    -80.4          15        197 -92.4
CTS                      5,751     3,506     57.7      16,707      7,764 115.2
DeVille                  5,888     5,557      1.9      23,318     22,721   2.6
Eldorado                    23       763    -97.1         168      2,375 -92.9
Seville                  1,173     1,809    -37.7       7,721      7,443   3.7
     Cadillac Total     12,845    11,684      5.7      47,929     40,500  18.3
-------------------------------------------------------------------------------
Camaro                     171     3,145    -94.8         746     11,079 -93.3
Cavalier                18,405    28,514    -37.9      70,629     85,356 -17.3
Corvette                 6,249     2,176    176.1      12,233      9,850  24.2
Impala                  24,487    16,252     44.9      83,272     65,452  27.2
Lumina                      15         9     60.3          15         24 -37.5
Malibu                  11,681    14,365    -21.8      50,413     55,610  -9.3
Metro                        1         8    -88.0           1         11 -90.9
Monte Carlo              5,721     5,242      4.9      20,281     20,474  -0.9
Prizm                       12     1,812    -99.4          16      8,829 -99.8
    Chevrolet Total     66,742    71,523    -10.3     237,606    256,685  -7.4
-------------------------------------------------------------------------------
Alero                    7,395     7,719     -7.9      33,131     33,989  -2.5
Aurora                     576     1,045    -47.0       1,645      3,402 -51.6
Cutlass                      0         0    ***.*           0          0 ***.*
Eighty Eight                 0         0    ***.*           0          0 ***.*
Intrigue                   138     1,800    -92.6         496      5,918 -91.6
    Oldsmobile Total     8,109    10,564    -26.2      35,272     43,309 -18.6
-------------------------------------------------------------------------------
Bonneville               3,044     3,014     -2.9       8,969     11,018 -18.6
Firebird                   141     2,262    -94.0         610      7,970 -92.3
Grand Am                10,269    14,417    -31.5      43,688     53,502 -18.3
Grand Prix               7,521    13,332    -45.8      32,093     42,789 -25.0
Sunfire                  3,159     7,648    -60.3      11,400     24,798 -54.0
Vibe                     5,118     2,561     92.2      23,160      5,115 352.8
     Pontiac Total      29,252    43,234    -34.9     119,920    145,192 -17.4
-------------------------------------------------------------------------------
9-3                      3,734     1,933     85.7      11,623      8,358  39.1
9-5                      1,233     1,504    -21.2       4,229      4,217   0.3
       Saab Total        4,967     3,437     39.0      15,852     12,575  26.1
-------------------------------------------------------------------------------
ION                      8,243         0    ***.*      34,026          0 ***.*
Saturn L Series          5,560     7,567    -29.3      28,423     26,494   7.3
Saturn S Series            484    12,782    -96.4       5,803     39,309 -85.2
      Saturn Total      14,287    20,349    -32.5      68,252     65,803   3.7
-------------------------------------------------------------------------------
        GM Total       155,722   191,176    -21.7     609,981    661,000  -7.7
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     150,745   187,690    -22.8     594,114    648,228  -8.3
-------------------------------------------------------------------------------
GM Import                4,977     3,486     37.3      15,867     12,772  24.2
-------------------------------------------------------------------------------
        GM Total       155,722   191,176    -21.7     609,981    661,000  -7.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   April 2003
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                         (1)      April                 January - April
                         ------------------------------------------------------
                                            %Chg
                          2003    2002    per S/D      2003       2002    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  26      25
-------------------------------------------------------------------------------

          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             19,520    30,385    -38.2      85,150     96,936 -12.2
Cadillac Total          12,835    11,635      6.1      47,914     40,303  18.9
Chevrolet Total         66,742    71,523    -10.3     237,606    256,685  -7.4
Oldsmobile Total         8,109    10,564    -26.2      35,272     43,309 -18.6
Pontiac Total           29,252    43,234    -34.9     119,920    145,192 -17.4
Saturn Total            14,287    20,349    -32.5      68,252     65,803   3.7
     GM North America
       Total*          150,745   187,690    -22.8     594,114    648,228  -8.3
-------------------------------------------------------------------------------
Cadillac Total              10        49    -80.4          15        197 -92.4
Saab Total               4,967     3,437     39.0      15,852     12,575  26.1
     GM Import Total     4,977     3,486     37.3      15,867     12,772  24.2
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             25,389    35,153    -30.6     108,678    117,883  -7.8
Cadillac Total          17,955    15,013     15.0      64,215     54,776  17.2
Chevrolet Total        230,659   232,428     -4.6     774,049    882,029 -12.2
GMC Total               50,037    45,372      6.0     158,066    172,497  -8.4
HUMMER Total             2,883        55    ***.*      11,522        182 ***.*
Oldsmobile Total        10,080    14,044    -31.0      43,491     56,915 -23.6
Other-Isuzu Total        1,109     1,214    -12.2       3,965      4,331  -8.5
Pontiac Total           36,625    50,252    -29.9     143,658    168,497 -14.7
Saab Total               4,967     3,437     39.0      15,852     12,575  26.1
Saturn Total            20,983    25,121    -19.7      95,601     82,559  15.8
     GM Total          400,687   422,089     -8.7   1,419,097  1,552,244  -8.6
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   April 2003
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                    (1)          April                  January - April
                    -----------------------------------------------------------
                                           % Chg
                        2003      2002    per S/D     2003       2002    %Chg
-------------------------------------------------------------------------------
  Selling Days (S/D)     26     25
-------------------------------------------------------------------------------
Rendezvous               5,869     4,768     18.4      23,528     20,947  12.3
    Total Buick          5,869     4,768     18.4      23,528     20,947  12.3
-------------------------------------------------------------------------------
Escalade                 2,996     2,429     18.6       9,770     10,794  -9.5
Escalade ESV             1,231         0    ***.*       3,497          0 ***.*
Escalade EXT               883       900     -5.7       3,019      3,482 -13.3
  Total Cadillac         5,110     3,329     47.6      16,286     14,276  14.1
-------------------------------------------------------------------------------
Astro                    5,731     5,806     -5.1      14,284     17,702 -19.3
C/K Suburban(Chevy)     11,201    10,409      3.5      33,364     43,471 -23.2
Chevy C/T Series           136       709    -81.6         384      1,923 -80.0
Chevy P Models & Mtr Hms     0         0    ***.*           0          0 ***.*
Chevy W Series             180       220    -21.3         719        836 -14.0
Express Cutaway/G Cut    1,625     2,081    -24.9       5,313      6,116 -13.1
Express Panel/G Van      6,692     5,965      7.9      19,513     21,221  -8.0
Express/G Sportvan       1,591     2,261    -32.3       5,129      5,870 -12.6
Kodiak 4/5 Series          746        32    ***.*       2,186         32 ***.*
Kodiak 6/7/8 Series        167         0    ***.*         610          0 ***.*
S/T Blazer               4,087    11,542    -66.0      16,719     42,506 -60.7
S/T Pickup              11,911    14,830    -22.8      43,438     52,700 -17.6
Tahoe                   17,440    16,176      3.7      51,606     64,542 -20.0
Tracker                  2,661     3,540    -27.7      11,256     13,424 -16.2
TrailBlazer             19,246    15,913     16.3      74,252     74,566  -0.4
Venture                  8,304     9,046    -11.7      29,897     28,704   4.2
................................................................................
     Avalanche           6,698     7,029     -8.4      25,709     30,983 -17.0
     Silverado-C/K
       Pickup           65,501    55,346     13.8     202,064    220,748  -8.5
Chevrolet Fullsize
  Pickups               72,199    62,375     11.3     227,773    251,731  -9.5
................................................................................
  Chevrolet Total      163,917   160,905     -2.0     536,443    625,344 -14.2
-------------------------------------------------------------------------------
C/K Suburban(GMC)            0         0    ***.*           0          0 ***.*
Envoy                    9,550     6,744     36.2      35,195     29,369  19.8
GMC C/T Series             268     1,999    -87.1         856      4,424 -80.7
GMC W Series               419       563    -28.4       1,329      1,444  -8.0
P Models & Mtr Hms(GMC)      0         0    ***.*           0          0 ***.*
S/T Jimmy                   36       149    -76.8          52        685 -92.4
Safari (GMC)             1,093     1,478    -28.9       3,708      4,964 -25.3
Savana Panel/G Classic   2,012     1,845      4.9       5,693      6,246  -8.9
Savana Special/G Cut     1,151     1,334    -17.0       3,425      3,251   5.4
Savana/Rally               306       207     42.1         986        764  29.1
Sierra                  18,878    15,743     15.3      57,361     63,894 -10.2
Sonoma                   2,974     4,242    -32.6      10,281     13,806 -25.5
Topkick 4/5 Series         386        13    ***.*       1,203         13 ***.*
Topkick 6/7/8 Series       305         0    ***.*         884          0 ***.*
Yukon                    6,942     6,022     10.8      20,948     24,120 -13.2
Yukon XL                 5,717     5,033      9.2      16,145     19,517 -17.3
     GMC Total          50,037    45,372      6.0     158,066    172,497  -8.4
-------------------------------------------------------------------------------
HUMMER H1                   77        55     34.6         228        182  25.3
HUMMER H2                2,806         0    ***.*      11,294          0 ***.*
   HUMMER Total          2,883        55    ***.*      11,522        182 ***.*
-------------------------------------------------------------------------------
Bravada                    750     1,354    -46.7       2,932      6,103 -52.0
Silhouette               1,221     2,126    -44.8       5,287      7,503 -29.5
 Oldsmobile Total        1,971     3,480    -45.5       8,219     13,606 -39.6
-------------------------------------------------------------------------------
Other-Isuzu F Series       161       152      1.8         514        620 -17.1
Other-Isuzu N Series       948     1,062    -14.2       3,451      3,711  -7.0
 Other-Isuzu Total       1,109     1,214    -12.2       3,965      4,331  -8.5
-------------------------------------------------------------------------------
Aztek                    4,316     2,591     60.2      11,311      9,267  22.1
Montana                  3,057     4,427    -33.6      12,427     14,038 -11.5
   Pontiac Total         7,373     7,018      1.0      23,738     23,305   1.9
-------------------------------------------------------------------------------
VUE                      6,696     4,772     34.9      27,349     16,756  63.2
   Saturn Total          6,696     4,772     34.9      27,349     16,756  63.2
-------------------------------------------------------------------------------
     GM Total          244,965   230,913      2.0     809,116    891,244  -9.2
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     243,661   229,603      2.0     804,753    886,544  -9.2
-------------------------------------------------------------------------------
GM Import                1,304     1,310     -4.3       4,363      4,700  -7.2
-------------------------------------------------------------------------------
     GM Total          244,965   230,913      2.0     809,116    891,244  -9.2
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     241,249   226,163      2.6     796,980    878,241  -9.3
-------------------------------------------------------------------------------
GM Import                    0         0    ***.*           0          0 ***.*
-------------------------------------------------------------------------------
     GM Total          241,249   226,163      2.6     796,980    878,241  -9.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   April 2003
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                    (1)          April                  January - April
                    -----------------------------------------------------------
                                           % Chg
                        2003      2002    per S/D     2003       2002    %Chg
-------------------------------------------------------------------------------
  Selling Days (S/D)     26     25
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,869     4,768     18.4      23,528     20,947  12.3
Cadillac Total           5,110     3,329     47.6      16,286     14,276  14.1
Chevrolet Total        163,795   160,757     -2.0     535,947    624,770 -14.2
GMC Total               49,696    45,088      6.0     157,049    171,563  -8.5
HUMMER Total             2,883        55    ***.*      11,522        182 ***.*
Oldsmobile Total         1,971     3,480    -45.5       8,219     13,606 -39.6
Other-Isuzu Total          268       336    -23.3       1,115      1,139  -2.1
Pontiac Total            7,373     7,018      1.0      23,738     23,305   1.9
Saturn Total             6,696     4,772     34.9      27,349     16,756  63.2
    GM North America
      Total*           243,661   229,603      2.0     804,753    886,544  -9.2
-------------------------------------------------------------------------------
Chevrolet Total            122       148    -20.7         496        574 -13.6
GMC Total                  341       284     15.5       1,017        934   8.9
Other-Isuzu Total          841       878     -7.9       2,850      3,192 -10.7
    GM Import Total      1,304     1,310     -4.3       4,363      4,700  -7.2
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,869     4,768     18.4      23,528     20,947  12.3
Cadillac Total           5,110     3,329     47.6      16,286     14,276  14.1
Chevrolet Total        162,688   159,944     -2.2     532,544    622,553 -14.5
GMC Total               48,659    42,797      9.3     153,794    166,616  -7.7
HUMMER Total             2,883        55    ***.*      11,522        182 ***.*
Oldsmobile Total         1,971     3,480    -45.5       8,219     13,606 -39.6
Pontiac Total            7,373     7,018      1.0      23,738     23,305   1.9
Saturn Total             6,696     4,772     34.9      27,349     16,756  63.2
    GM North America
      Total*           241,249   226,163      2.6     796,980    878,241  -9.3
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,869     4,768     18.4      23,528     20,947  12.3
Cadillac Total           5,110     3,329     47.6      16,286     14,276  14.1
Chevrolet Total        162,688   159,944     -2.2     532,544    622,553 -14.5
GMC Total               48,659    42,797      9.3     153,794    166,616  -7.7
HUMMER Total             2,883        55    ***.*      11,522        182 ***.*
Oldsmobile Total         1,971     3,480    -45.5       8,219     13,606 -39.6
Pontiac Total            7,373     7,018      1.0      23,738     23,305   1.9
Saturn Total             6,696     4,772     34.9      27,349     16,756  63.2
    GM Total           241,249   226,163      2.6     796,980    878,241  -9.3
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 05/01/03

                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car*  Truck   Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
2003 Q2 #        548    842   1,390     488   149      82    2,109    19    24
O/(U) prior
forecast:@         0      0       0      (4)   (4)      1       (7)    0     0
-----------     -------------------   ----- ------   ----  ---------

                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car*  Truck   Total   GME** GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
   1998
1st Qtr.         673    702   1,375     424   146      36    1,981    20     6
2nd Qtr.         615    557   1,172     479   153      39    1,843    13     8
3rd Qtr.         592    410   1,002     440   137      37    1,616    14     0
4th Qtr.         819    691   1,510     522    89      36    2,157    21     9
               -----  -----   -----   -----   ---     ---    -----    --    --
    CY         2,699  2,360   5,059   1,864   525     148    7,596    68    23

   1999
1st Qtr.         781    725   1,506     524    93      38    2,161    20    15
2nd Qtr.         760    795   1,555     533   110      25    2,223    22    13
3rd Qtr.         660    699   1,359     427   112      47    1,945    19    11
4th Qtr.         759    694   1,453     530    97      47    2,127    21    17
               -----  -----   -----   -----   ---     ---    -----    --    --
    CY         2,960  2,913   5,873   2,014   412     157    8,456    82    56

   2000
1st Qtr.         746    775   1,521     572   118      40    2,251    24    13
2nd Qtr.         787    781   1,568     534   140      45    2,287    19    17
3rd Qtr.         689    630   1,319     374   151      53    1,897    16    18
4th Qtr.         670    694   1,364     513   135      47    2,059    18    17
               -----  -----   -----   -----   ---     ---    -----    --    --
    CY         2,892  2,880   5,772   1,993   544     185    8,494    77    65

   2001
1st Qtr.         581    633   1,214     538   138      51    1,941    13    14
2nd Qtr.         638    726   1,364     491   165      64    2,084    13    16
3rd Qtr.         573    665   1,238     373   146      74    1,832    11    15
4th Qtr.         573    721   1,294     441   127      67    1,929     9    16
               -----  -----   -----   -----   ---     ---    -----    --    --
    CY         2,365  2,745   5,110   1,842   575     256    7,786    46    61

   2002
1st Qtr.         600    753   1,353     456   131      65    2,005    12    11
2nd Qtr.         688    865   1,553     453   141      74    2,221    15    17
3rd Qtr.         567    740   1,307     408   132      87    1,934    19    20
4th Qtr.         601    824   1,425     453   157      81    2,116    19    24
               -----  -----   -----   -----   ---     ---    -----    --    --
    CY         2,456  3,182   5,638   1,770   561     307    8,276    65    72

   2003
1st Qtr.         592    859   1,451     491   127      77    2,146    19    24
2nd Qtr. #       548    842   1,390     488   149      82    2,109    19    23
                -------------------   -----   ---     ---    -----    --    --

      @ Numbers may vary due to rounding
      * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      May 1, 2003
      -----------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)